Exhibit 3

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Terry C. Hackett as the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director or beneficial owner of Depositary Units Representing Limited Partner Interests of Cedar Fair, L.P., a Delaware limited partnership (the “Issuer”), Amendment(s) to the Statement on Schedule 13D in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Amendment(s) to the Statement on Schedule 13D and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Issuer assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Securities Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Amendments to the Statement on Schedule 13D with respect to the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2005.

Darrel D. Anderson & Associates, Inc.

By:	/s/ Darrel D. Anderson
Name:	Darrel D. Anderson
Title:	President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2005.

VMK Enterprises, Inc.

By:	/s/ Michael Reafsnyder
Name:	Michael Reafsnyder
Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 5th day of February, 2005.

M. Knott Enterprises

By:	/s/ Marion Knott
Name:	Marion Knott
Title:	President

The M. Knott Company

By:	/s/ Marion Knott
Name:	Marion Knott
Title:	President

Trust established under the Will of Cordelia Knot for the benefit of Marion Knott

By:	/s/ Marion Knott
Name:	Marion Knott
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2005.

D.W.O. Enterprises, Inc.

By:	/s/ Don W. Oliphant
Name:	Don W. Oliphant
Title:	President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2005.

Jana O. Hackett, Inc.

By:	/s/ Jana Hackett
Name:	Jana Hackett
Title:	President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2005.

Kenneth Knott, Inc.

By:	/s/ Kenneth Knott
Name:	Kenneth Knott
Title:	President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2005.

Stephen Knott, Inc.

By:	/s/ Stephen Knott
Name:	Stephen Knott
Title:	President

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2005.

Knott Survivor’s Trust

By:	/s/ Mildred N. Knott
Name:	Mildred N. Knott
Title:	Trustee

Knott Marital Trust

By:	/s/ Mildred N. Knott
Name:	Mildred N. Knott
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 4th day of February, 2005.

Laura Anderson Trust No. 1

By:	/s/ Laura L. Anderson Otto
Name:	Laura L. Anderson Otto
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 5th day of February, 2005.

Virginia Knott Bender Trust

By:	/s/ John C. Fossum
Name:	John C. Fossum
Title:	Trustee

By:	/s/ Terry Hackett
Name:	Terry Hackett
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2005.

1995 Grandchildren’s Trust fbo Cynthia von Hoffman

By:	/s/ Cynthia von Hoffman
Name:	Cynthia von Hoffman
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2005.

1995 Grandchildren’s Trust fbo Michael K. Reafsnyder

1995 Grandchildren’s Trust fbo Monica Furmanski

1995 Grandchildren’s Trust fbo Joseph Reafsnyder

By:	/s/ Michael Reafsnyder
Name:	Michael Reafsnyder
Title:	Trustee

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 16th day of February, 2005.

1995 Grandchildren’s Trust fbo Nicholas Sheridan

1995 Grandchildren’s Trust fbo Daniel Sheridan

1995 Grandchildren’s Trust fbo Jeffrey Sheridan

1995 Grandchildren’s Trust fbo Luke Sheridan

1995 Grandchildren’s Trust fbo David Sheridan

By:	/s/ Sharon Sheridan
Name:	Sharon Sheridan
Title:	Trustee

By:	/s/ Douglas Sheridan
Name:	Douglas Sheridan
Title:	Trustee